BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated May 31, 2013

to the Fund’s Prospectus dated May 1, 2013

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus entitled “Fund Overview — Key Facts about BlackRock Managed Volatility V.I. Fund — Performance Information” is supplemented as follows:

Effective May 31, 2013, the Fund’s customized performance benchmark against which the Fund measures its performance is changed from the MSCI All Country World Index (60%)/Citigroup World Government Bond Index (hedged into USD) (40%) to the MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund.

For the one-, five- and ten-year periods ended December 31, 2012, the average annual total returns for the MSCI All Country World Index (50%)/Citigroup World Government Bond Index (hedged into USD) (50%) were 10.45%, 2.40% and 6.67%, respectively.

The section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock Managed Volatility V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2013	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2013	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green, Sunder Ramkumar, CFA, and Justin Christofel, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section of the Prospectus entitled “Other Important Information — Management of the Funds — Portfolio Manager Information — BlackRock Managed Volatility V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Managed Volatility V.I. Fund

The Fund is managed by Philip Green, Sunder Ramkumar, CFA, and Justin Christofel, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2006.
Sunder Ramkumar, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal at Barclays Global Investors (“BGI”) from 2007 to 2009.
Justin Christofel, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Director of BlackRock, Inc. since 2013; Vice President of BlackRock, Inc. from 2010 to 2013; Associate of BlackRock, Inc. from 2008 to 2010; Analyst of BlackRock, Inc. from 2007 to 2008.

Shareholders should retain this Supplement for future reference.

PRO-MVVI-0513SUP